UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 22, 2008 (Date of earliest event reported)
GENTEX CORPORATION (Exact name of registrant as specified in its charter)

MI (State or other jurisdiction of incorporation)	0-10235 (Commission File Number)	38-2030505 (IRS Employer Identification Number)

600 North Centennial Street Zeeland, Michigan (Address of principal executive offices)		49464 (Zip Code)
(616) 772-1800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 22, 2008, Gentex Corporation issued a news release announcing financial results for the first quarter ended March 31, 2008. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K.
The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of GENTEX CORPORATION dated April 22, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008	GENTEX CORPORATION By: /s/ Steven A. Dykman Steven A. Dykman Vice President - Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of GENTEX CORPORATION dated April 22, 2008